Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
March 31, 2013

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Geographic Diversification

Consolidated Properties

As of March 31, 2013
State	# of Centers	GLA	% of GLA
South Carolina	5	1,576,873	15%
Pennsylvania	3	874,422	8%
New York	1	729,734	7%
Georgia	2	691,582	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,225	5%
New Jersey	1	489,762	4%
Michigan	2	437,222	4%
Tennessee	1	417,963	4%
Ohio	1	411,776	4%
Louisiana	1	318,666	3%
Missouri	1	302,922	3%
Utah	1	298,391	3%
Connecticut	1	289,898	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	197,747	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total	36	10,784,157	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Deer Park, NY	1	741,981	33.33%
Texas City, TX	1	352,705	50.00%
Glendale, AZ	1	332,234	58.02%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	162,943	50.00%
Cookstown, ON	1	155,522	50.00%
Saint-Sauveur, QC	1	116,097	50.00%
Total	7	2,126,568

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 3/31/13	% Occupied 3/31/13	% Occupied 12/31/12	% Occupied 9/30/12	% Occupied 6/30/12	% Occupied 3/31/12
Riverhead, NY	729,734	98%	100%	99%	100%	98%
Rehoboth Beach, DE	568,975	98%	100%	100%	99%	100%
Foley, AL	557,228	96%	97%	98%	97%	98%
Atlantic City, NJ	489,762	94%	96%	96%	97%	98%
San Marcos, TX	441,929	99%	100%	100%	100%	99%
Myrtle Beach Hwy 501, SC	425,247	99%	98%	99%	99%	97%
Sevierville, TN	417,963	98%	100%	100%	99%	99%
Jeffersonville, OH	411,776	99%	100%	100%	99%	95%
Myrtle Beach Hwy 17, SC	402,791	100%	100%	99%	100%	99%
Washington, PA	372,972	100%	100%	100%	99%	98%
Commerce II, GA	370,512	100%	100%	100%	100%	98%
Charleston, SC	365,107	97%	100%	99%	96%	97%
Howell, MI	324,652	98%	96%	96%	94%	97%
Locust Grove, GA	321,070	100%	100%	100%	99%	98%
Mebane, NC	318,910	100%	100%	100%	100%	100%
Gonzales, LA	318,666	99%	100%	100%	100%	99%
Branson, MO	302,922	100%	100%	99%	97%	98%
Park City, UT	298,391	100%	100%	100%	100%	99%
Westbrook, CT	289,898	98%	100%	99%	97%	98%
Williamsburg, IA	277,230	99%	100%	100%	99%	98%
Lincoln City, OR	270,212	98%	99%	98%	97%	95%
Lancaster, PA	254,002	100%	100%	100%	100%	100%
Tuscola, IL	250,439	94%	91%	91%	90%	90%
Hershey, PA	247,448	100%	100%	99%	100%	97%
Tilton, NH	245,698	100%	100%	100%	99%	99%
Hilton Head II, SC	206,529	97%	100%	100%	100%	100%
Fort Myers, FL	198,877	94%	94%	93%	89%	92%
Ocean City, MD	197,747	89%	93%	93%	89%	91%
Terrell, TX	177,800	97%	96%	94%	94%	94%
Hilton Head I, SC	177,199	100%	100%	100%	100%	100%
Barstow, CA	171,300	94%	100%	100%	100%	100%
West Branch, MI	112,570	95%	100%	100%	100%	96%
Blowing Rock, NC	104,154	99%	99%	97%	97%	98%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	57,667	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,784,157	98%	99%	99%	98%	97%

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Unconsolidated joint venture properties
Location	Total GLA 3/31/13	% Occupied 3/31/13	% Occupied 12/31/12	% Occupied 9/30/12	% Occupied 6/30/12	% Occupied 3/31/12
Deer Park, NY	741,981	92%	93%	92%	91%	91%
Texas City, TX	352,705	97%	97%	N/A	N/A	N/A
Glendale, AZ	332,234	95%	94%	N/A	N/A	N/A
Wisconsin Dells, WI	265,086	100%	98%	98%	99%	98%
Bromont, QC	162,943	89%	89%	N/A	N/A	N/A
Cookstown, ON	155,522	97%	100%	100%	99%	91%
Saint-Sauveur, QC	116,097	100%	100%	N/A	N/A	N/A

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Portfolio Occupancy at the End of Each Period (1)

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

(2)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened during the first quarter of 2011 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Major Tenants (1)

Ten Largest Tenants as of March 31, 2013
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	80	853,525	7.9%
Phillips-Van Heusen	128	669,500	6.2%
Dress Barn, Inc.	89	521,625	4.8%
VF Outlet, Inc.	42	375,742	3.5%
Nike	34	365,440	3.4%
Adidas	40	305,470	2.8%
Ann Taylor	43	300,468	2.8%
Polo Ralph Lauren	29	286,851	2.7%
Carter's	59	276,641	2.6%
Hanesbrands Direct, LLC	41	239,503	2.2%
Total of All Listed Above	585	4,194,765	38.9%

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Lease Expirations as of March 31, 2013

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Leasing Activity (1)

	3/31/2013	6/30/2013	9/30/2013	12/31/2013	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	90				90	60
Gross leasable area	293,535				293,535	220,237
New initial base rent per square foot	$26.97				$26.97	$30.01
Prior expiring base rent per square foot	$23.35				$23.35	$20.84
Percent increase	15.5%				15.5%	44.0%

New straight line base rent per square foot	$29.76				$29.76	$32.53
Prior straight line base rent per square foot	$22.52				$22.52	$20.60
Percent increase	32.2%				32.2%	57.9%

Renewed Space:
Number of leases	231				231	188
Gross leasable area	1,135,107				1,135,107	920,436
New initial base rent per square foot	$22.37				$22.37	$21.27
Prior expiring base rent per square foot	$19.99				$19.99	$19.38
Percent increase	11.9%				11.9%	9.7%

New straight line base rent per square foot	$23.17				$23.17	$21.97
Prior straight line base rent per square foot	$19.64				$19.64	$19.18
Percent increase	18.0%				18.0%	14.5%

Total Re-tenanted and Renewed Space:
Number of leases	321				321	248
Gross leasable area	1,428,642				1,428,642	1,140,673
New initial base rent per square foot	$23.32				$23.32	$22.96
Prior expiring base rent per square foot	$20.68				$20.68	$19.66
Percent increase	12.6%				12.6%	16.7%

New straight line base rent per square foot	$24.52				$24.52	$24.01
Prior straight line base rent per square foot	$20.23				$20.23	$19.46
Percent increase	21.2%				21.2%	23.4%

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Consolidated Balance Sheets (dollars in thousands)

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
ASSETS
Rental property
Land	$148,002	$148,002	$148,002	$148,002	$148,002
Buildings, improvements and fixtures	1,802,160	1,796,042	1,793,963	1,787,050	1,773,055
Construction in progress	6,336	3,308	—	—	4,545
	1,956,498	1,947,352	1,941,965	1,935,052	1,925,602
Accumulated depreciation	(600,713)	(582,859)	(565,521)	(547,167)	(530,150)
Total rental property, net	1,355,785	1,364,493	1,376,444	1,387,885	1,395,452
Cash and cash equivalents	2,691	10,335	9,511	11,855	10,787
Investments in unconsolidated joint ventures	133,982	126,632	82,676	72,394	48,483
Deferred lease costs and other intangibles, net	97,328	101,040	104,496	109,850	115,157
Deferred debt origination costs, net	8,534	9,083	9,619	10,219	10,775
Prepaids and other assets	63,353	60,842	56,211	50,172	54,304
Total assets	$1,661,673	$1,672,425	$1,638,957	$1,642,375	$1,634,958
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$548,103	$548,033	$547,964	$547,896	$547,829
Unsecured term loans, net of discounts	259,491	259,453	259,416	259,380	259,344
Mortgages payable, including premiums	105,346	107,745	108,672	109,583	110,483
Unsecured lines of credit	174,917	178,306	136,769	141,224	121,073
Total debt	1,087,857	1,093,537	1,052,821	1,058,083	1,038,729
Construction trade payables	7,744	7,084	10,525	14,746	15,698
Accounts payable & accruals	37,957	41,149	46,087	38,011	43,165
Other liabilities	16,676	16,780	16,429	16,283	16,399
Total liabilities	1,150,234	1,158,550	1,125,862	1,127,123	1,113,991
Commitments and contingencies
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	944	941	939	935	926
Paid in capital	768,702	766,056	762,821	758,381	751,633
Accumulated distributions in excess of net income	(289,880)	(285,588)	(283,943)	(279,657)	(271,941)
Accumulated other comprehensive income	1,179	1,200	1,252	1,405	1,449
Equity attributable to Tanger Factory Outlet Centers, Inc.	480,945	482,609	481,069	481,064	482,067
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	24,184	24,432	25,218	27,386	32,068
Noncontrolling interest in other consolidated partnerships	6,310	6,834	6,808	6,802	6,832
Total equity	511,439	513,875	513,095	515,252	520,967
Total liabilities and equity	$1,661,673	$1,672,425	$1,638,957	$1,642,375	$1,634,958

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
REVENUES
Base rentals	$59,244	$59,769	$59,662	$58,583	$57,219	$59,244	$57,219
Percentage rentals	2,017	4,630	3,180	1,618	1,744	2,017	1,744
Expense reimbursements	25,306	27,333	24,908	25,196	23,673	25,306	23,673
Other income	2,122	3,204	2,733	1,938	1,607	2,122	1,607
Total revenues	88,689	94,936	90,483	87,335	84,243	88,689	84,243
EXPENSES
Property operating	28,135	29,481	27,614	27,977	26,088	28,135	26,088
General & administrative	9,572	9,715	9,018	8,699	10,020	9,572	10,020
Acquisition costs	179	117	—	—	—	179	—
Depreciation and amortization	22,288	23,436	24,809	24,923	25,515	22,288	25,515
Total expenses	60,174	62,749	61,441	61,599	61,623	60,174	61,623
Operating income	28,515	32,187	29,042	25,736	22,620	28,515	22,620
Interest expense	12,876	12,752	12,317	12,411	12,334	12,876	12,334
Income before equity in losses of unconsolidated joint ventures	15,639	19,435	16,725	13,325	10,286	15,639	10,286
Equity in earnings (losses) of unconsolidated joint ventures	590	(421)	(555)	(867)	(1,452)	590	(1,452)
Net income	16,229	19,014	16,170	12,458	8,834	16,229	8,834
Noncontrolling interests in Operating Partnership	(789)	(952)	(836)	(766)	(713)	(789)	(713)
Noncontrolling interests in other consolidated partnerships	(1)	(6)	(7)	25	7	(1)	7
Net income attributable to Tanger Factory Outlet Centers, Inc.	15,439	18,056	15,327	11,717	8,128	15,439	8,128
Allocation to participating securities	(194)	(208)	(209)	(209)	(158)	(194)	(158)
Net income available to common shareholders	$15,245	$17,848	$15,118	$11,508	$7,970	$15,245	$7,970
Basic earnings per common share
Net income	$0.16	$0.19	$0.16	$0.13	$0.09	$0.16	$0.09
Diluted earnings per common share
Net income	$0.16	$0.19	$0.16	$0.12	$0.09	$0.16	$0.09
Weighted average common shares
Basic	93,132	92,845	92,674	91,717	89,671	93,132	89,671
Diluted	94,043	93,807	93,647	92,816	90,832	94,043	90,832

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Funds from operations:
Net income	$16,229	$19,014	$16,170	$12,458	$8,834	$16,229	$8,834
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	22,043	23,217	24,532	24,710	25,301	22,043	25,301
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	3,173	2,996	1,641	1,653	1,815	3,173	1,815
Impairment charge - unconsolidated joint ventures	—	—	—	140	—	—	—
Funds from operations	41,445	45,227	42,343	38,961	35,950	41,445	35,950
FFO attributable to noncontrolling interests in other consolidated partnerships	(7)	(36)	(4)	16	(2)	(7)	(2)
Allocation to participating securities	(425)	(451)	(425)	(391)	(308)	(425)	(308)
Funds from operations available to common shareholders	$41,013	$44,740	$41,914	$38,586	$35,640	$41,013	$35,640
Funds from operations per share	$0.42	$0.45	$0.42	$0.39	$0.36	$0.42	$0.36
Funds available for distribution to common shareholders:
Funds from operations	$41,013	$44,740	$41,914	$38,586	$35,640	$41,013	$35,640
Adjusted for -
Corporate depreciation excluded above	245	219	276	214	214	245	214
Amortization of finance costs	603	591	576	585	561	603	561
Amortization of net debt discount (premium)	(261)	(254)	(253)	(252)	(248)	(261)	(248)
Amortization of share-based compensation	2,460	2,338	2,339	2,313	3,306	2,460	3,306
Straight line rent adjustment	(1,087)	(783)	(1,009)	(860)	(997)	(1,087)	(997)
Market rent adjustment	(27)	141	(59)	(196)	(234)	(27)	(234)
2nd generation tenant allowances	(1,885)	(5,901)	(1,297)	(3,179)	(5,537)	(1,885)	(5,537)
Capital improvements	(2,882)	(1,410)	(2,951)	(2,500)	(891)	(2,882)	(891)
Adjustments from unconsolidated joint ventures	(30)	17	257	78	168	(30)	168
Funds available for distribution	$38,149	$39,698	$39,793	$34,789	$31,982	$38,149	$31,982
Funds available for distribution per share	$0.39	$0.40	$0.40	$0.35	$0.32	$0.39	$0.32
Dividends paid per share	$0.21	$0.21	$0.21	$0.21	$0.20	$0.21	$0.20
FFO payout ratio	50%	47%	50%	54%	56%	50%	56%
FAD payout ratio	54%	53%	53%	60%	63%	54%	63%
Diluted weighted average common shs.	98,798	98,699	98,699	98,812	98,690	98,798	98,690

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Unconsolidated Joint Venture Information

The following table details certain information as of March 31, 2013, except for Net Operating Income ("NOI") which is for the three months ended March 31, 2013, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Deer Park	Deer Park, Long Island NY	33.3%	741,981	$87.5	$1.7	$82.3

Galveston/Houston	Texas City, TX	50.0%	352,705	42.5	1.1	—

National Harbor (1)	Washington D.C. Metro Area	50.0%	—	3.9	—	—

RioCan Canada (2)	Various	50.0%	434,562	78.4	1.0	9.8

Westgate	Glendale, AZ	58.0%	332,234	43.6	1.1	22.4

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	15.1	0.5	12.1

Other				0.2	—	—

Total				$271.2	$5.4	$126.6

(1)	Center is currently under development.

(2)
Includes a 155,522 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 162,943 square foot center in Bromont, Quebec and a 116,097 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to due diligence costs for additional potential sites in Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Unconsolidated Joint Venture Information
Summary Combined Balance Sheets (dollars in thousands)

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	Tanger's Share as of 3/31/13
Assets
Land	$95,748	$96,455	$64,321	$63,269	$64,640	$41,144
Buildings, improvements and fixtures	495,958	493,424	295,593	295,020	296,605	212,808
Construction in progress, including land	21,974	16,338	127,379	99,310	46,151	10,988
	613,680	606,217	487,293	457,599	407,396	264,940
Accumulated depreciation	(68,667)	(62,547)	(57,067)	(53,192)	(50,039)	(26,246)
Total rental property, net	545,013	543,670	430,226	404,407	357,357	238,694
Assets held for sale (1)	—	1,828	1,821	1,800	—	—
Cash and cash equivalents	20,531	21,879	10,778	16,855	9,621	10,150
Deferred lease costs, net	23,080	24,411	13,586	13,514	14,294	11,356
Deferred debt origination costs, net	4,399	5,213	5,773	6,566	6,626	1,685
Prepaids and other assets	24,900	25,350	21,396	16,386	15,663	9,316
Total assets	$617,923	$622,351	$483,580	$459,528	$403,561	$271,201

Liabilities & Owners' Equity
Mortgages payable	$329,262	$325,192	$288,978	$273,034	$273,534	$126,557
Construction trade payables	14,232	21,734	14,506	23,135	7,719	7,306
Accounts payable & other liabilities	16,726	31,944	26,125	25,641	24,788	6,650
Total liabilities	360,220	378,870	329,609	321,810	306,041	140,513
Owners' equity	257,703	243,481	153,971	137,718	97,520	130,688
Total liabilities & owners' equity	$617,923	$622,351	$483,580	$459,528	$403,561	$271,201

(1)	Assets related to our Deer Park Warehouse joint venture, which were sold in March 2013.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Unconsolidated Joint Venture Information
Summary Combined Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Revenues	$21,395	$19,687	$11,985	$11,606	$11,658	$21,395	$11,658
Expenses
Property operating	8,803	9,183	5,521	5,083	4,891	8,803	4,891
General & administrative	485	205	365	237	163	485	163
Acquisition costs	421	733	—	—	704	421	704
Abandoned development costs	—	57	—	436	954	—	954
Impairment charge	—	—	—	420	—	—	—
Depreciation & amortization	7,384	6,723	4,283	4,300	4,608	7,384	4,608
Total expenses	17,093	16,901	10,169	10,476	11,320	17,093	11,320
Operating income	4,302	2,786	1,816	1,130	338	4,302	338
Interest expense	4,052	3,793	3,540	3,598	3,829	4,052	3,829
Net income (loss)	$250	$(1,007)	$(1,724)	$(2,468)	$(3,491)	$250	$(3,491)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$5,443	$4,326	$2,303	$2,379	$2,526	$5,443	$2,526
Net income (loss)	$590	$(421)	$(555)	$(867)	$(1,452)	$590	$(1,452)
Depreciation and impairments (real estate related)	$3,173	$2,996	$1,641	$1,793	$1,815	$3,173	$1,815

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

External Growth Pipeline Summary
Represents Tanger's expectations as of April 30, 2013

Project/Market	Approximate Size (000 SF)	Projected Total Cost (Millions)	Tanger Share	Projected Return	Projected Opening

UNITED STATES:
New development
National Harbor, Washington, D.C. metro area	340	$94 - $96	50%	9.5% - 10.5%	November 2013
Scottsdale, AZ	220	$45 - $55	100%	(1)	2H 2014
Foxwoods, Mashantucket, CT (2)	312	$110 - $120	67%	(1)	2H 2014
Charlotte, NC	400	$85 - $95	50%	(1)	2H 2014
Columbus, OH	350	$75 - $85	50%	(1)	2H 2014

Expansions
Gonzales, LA	40	$8 - $9	100%	10% - 11%	April 2013
Park City, UT	21	$5.5 - $6.5	100%	9.5 - 10.5%	2Q 2014
Sevierville, TN	20	$3 - $4	100%	11.5% - 12.5%	3Q 2013

CANADA:
New development
Kanata, ON (Ottawa)	293	$115 - $125	50%	(1)	2H 2014

Expansions
Cookstown, ON (N. Toronto)	164	$55 - $65	50%	(1)	2H 2014
Saint-Sauveur, QC (NW Montreal)	20	$5.5 - $6.5	50%	(1)	2H 2014

(1)	While actual returns for individual projects may vary, the company's current targeted stabilized return on cost for development projects is 9% - 11% in the US and 8% - 10% in Canada.
(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Share column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Company estimates, projections and judgments with respect to approximate size, projected total cost, Tanger share, projected return, and return on cost for development and expansion projects are subject to adjustment prior to and during the development process. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2013
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$174,917	Libor + 1.25%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured term loan	250,000	Libor + 1.80%		2/23/2019
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,406)
Total unsecured debt	982,511
Secured mortgage debt: (2)
Atlantic City, NJ (including premium of $4,385)	54,731	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $263)	18,714	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $1,437)	31,901	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	105,346
Tanger's share of unconsolidated JV debt:
Deer Park (3)	82,315	Libor + 3.50 - 5.00%		5/17/2014
RioCan Canada (including premium of $695) (4)	9,759	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Westgate (5)	22,358	Libor + 1.75%		6/27/2015
Wisconsin Dells (6)	12,125	Libor + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$126,557

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on November 10, 2015. Facility fees of 25 basis points annually are charged in arrears based on the amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
In December 2011, the joint venture refinanced its mortgage and mezzanine loans, totaling $246.9 million. The interest rates for the mortgage and mezzanine loans are LIBOR + 3.50% and LIBOR + 5.00%, respectively and both loans mature on May 17, 2014. The loans require certain financial covenants, such as debt service coverage and loan to value ratios, to be met at various measurement dates. Based on the administrative agent bank's calculation of Deer Park's debt service coverage ratio utilizing financial information as of December 31, 2012, the joint venture was not in compliance with the coverage ratio. As a result, on March 22, 2013, the lender group placed Deer Park in default. The managing member of Deer Park continues to work with the administrative agent bank of the lender group to negotiate a resolution.

(4)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan joint venture in November 2012. The mortgages have a balance of $18.1 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(5)
On June 2012, the joint venture closed on a construction loan with the ability to borrow up to $48.3 million (our share $28.0 million), which carries an interest rate of LIBOR + 1.75%. As of March 31, 2013, the balance on the loan was $38.5 million (our share $22.4 million).

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

(6)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term and carries an interest rate of LIBOR + 2.25%.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2013
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2013	$2,564	$245	$2,809
2014	3,603	82,658	86,261
2015	457,260	23,528	480,788
2016	30,283	335	30,618
2017	3,008	356	3,364
2018	3,183	376	3,559
2019	253,369	398	253,767
2020	303,566	5,841	309,407
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023 & thereafter	17,113	—	17,113
	$1,084,178	$125,862	$1,210,040
Net Premiums on Debt	3,679	695	4,374
	$1,087,857	$126,557	$1,214,414
Senior Unsecured Notes Financial Covenants (1)

As of March 31, 2013
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	46%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	5%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	198%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.58	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2013